SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                             Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) November 26, 2001

                 AMERICAN BIOGENETIC SCIENCES, INC.
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     (Exact Name Of Registrant As Specified In Its Charter)
                              Delaware
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         (State or Other Jurisdiction of Incorporation)
             0-19041                               11-2655906
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        (Commission File Number)      (I.R.S. Employer Identification No.)

1375 Akron Street, Copiague, New York                 11726
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     (Address of Principal Executive Offices)      (Zip Code)

                           (631) 789-2600
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      (Registrant's Telephone Number, Including Area Code)



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ITEM 5.         OTHER EVENTS
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      On November 26, 2001, American Biogenetic Sciences, Inc. ("ABS") issued a press release in connection with its negotiations related to distribution agreements on vaccines for human and livestock diseases ("human vaccines" and "livestock vaccines") with manufacturers of such vaccines in the Russian Federation ("Russia" or "Russian"). ABS has entered into an Exclusive Distributor Agreement, effective November 30, 2001, with the All-Russian Research Institute of Veterinary Virology and Microbiology ("Veterinary Institute"). The agreement grants ABS rights for at least 10 years to act as the Veterinary Institute's exclusive distributor outside of Russia for certain biological products related to animals, including livestock vaccines ("livestock biological products"). The Veterinary Institute owns and manufactures livestock biological products and is owned and operated by the Russian Academy of Agricultural Sciences, an organization established by the Russian government.

      Under its agreement with the Veterinary Institute, ABS plans to market the livestock biological products by making them available to pharmaceutical companies, government agencies and regulatory authorities outside of Russia for testing and evaluation. The terms of the sale of and specifications related to livestock biological products will be negotiated from time to time with the Veterinary Institute. The ability of ABS to sell livestock biological products, including vaccines, is subject to the results of testing and evaluation and the approval of government agencies and regulatory authorities in the relevant country or jurisdiction. ABS further plans that any sales of livestock biological products will be made through one or more sub-distributors that may arrange any necessary testing and evaluation. ABS has not signed any agreements with a sub-distributor. ABS cannot predict if and when it will receive any revenues from sales of livestock biological products. ABS is responsible for its own expenses and costs in connection with the Veterinary Institute agreement.

      Subsequent to November 26, 2001, ABS learned that the manufacturing facilities for human vaccines formerly owned and operated by the Russian Ministry of Health ("Ministry") had been privatized. Therefore, ABS entered into agreements called Protocols of Understanding and Mutual Support with a department of the Ministry on December 13, 2001 and with the Ministry at the Federation level on December 27, 2001, which Protocols obligate the Ministry to provide the following assistance to ABS: (1) facilitate the establishment of contracts with one or more manufacturers in Russia of certain human vaccines that would give ABS the right to market such vaccines outside of Russia; (2) facilitate the ability of ABS to obtain the licenses and permits that are necessary in Russia to acquire and export such human vaccines; and (3) monitor the manufacturing and testing of vaccine production to ensure compliance with the good manufacturing practices that are adopted in compliance with applicable Russian regulations.

      In conjunction with the Ministry, ABS is undertaking efforts to obtain agreements with manufacturers of human vaccines in Russia, but ABS has not yet signed any such agreements. If any such agreements are signed, ABS plans to market human vaccines by making them available to pharmaceutical companies, government agencies and regulatory authorities outside of Russia for testing and evaluation. The ability of ABS to sell human vaccines will be subject to the results of testing and evaluation and the approval by government agencies and regulatory authorities in the relevant country or jurisdiction. The terms of the sale of and specifications related to human vaccines would be negotiated from time to time with the manufacturers. ABS further plans that any sales of human vaccines will be made through one or more sub-distributors that may arrange any necessary testing and evaluation. ABS has not signed any agreements with a sub-distributor. ABS cannot predict if and when it will receive any revenues

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from the sale of human vaccines. ABS will be responsible for its own expenses and costs in connection with any such manufacturer's agreement.

       In response to its November 26, 2001 announcement, ABS was contacted by The Nasdaq Stock Market ("Nasdaq") and requested to provide certain additional factual information with respect to the matters announced. Pending receipt of that information, Nasdaq halted trading in ABS' common stock at 10:21 a.m. on November 26. ABS provided Nasdaq with information in response to its request.

      ABS decided to voluntarily delist its common stock from quotation on the Nasdaq SmallCap Market effective at the close of business on January 8, 2002. Accordingly, the trading halt imposed by Nasdaq on ABS' common stock since November 26, 2001 is no longer applicable.

      ABS intends to have an application for quotation of its common stock filed with the NASD's OTC Bulletin Board ("OTCBB") by an NASD member firm, as soon as possible. There can be no assurance that a NASD member firm will file such application or that ABS' common stock will be accepted for quotation and trading on the OTCBB or the Pink Sheets or that broker/dealers will be willing to trade or make a market in the Company's common stock.

      The Russian agreements described herein involve certain risks and uncertainties, including: the results of testing and evaluation of vaccines; the ability of ABS to obtain necessary government agency and regulatory approvals of any of the vaccines; the presence of potential negative side-effects and concerns regarding the efficacy of and lack of experience of regulators with certain of these human vaccines which may inhibit approval for sale in the United States or certain other countries; the lack of experience of ABS with certain of these vaccines; the ability of ABS to consummate necessary agreements with manufacturers and sub-distributors, and to make sales of the vaccines and other biological products; the activities of competitors; changes in regulations applicable to livestock biological products and human vaccines and the administration of such regulations and other matters.

      Copies of the Exclusive Distributor Agreement and the Protocols of Understanding and Mutual Support are attached as exhibits to this Form 8-K.


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ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS
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                (a)  FINANCIAL STATEMENTS
                     -------------------------------

                     Not applicable.

                (b)  PRO FORMA FINANCIAL INFORMATION
                     -------------------------------

                     Not applicable.

                (c)  EXHIBITS
                     -------------------------------

                     10.1 Exclusive Distributor Agreement
                          effective as of November 30, 2001
                          between American Biogenetic Sciences,
                          Inc. and the All - Russian Research
                          Institute of Veterinary Virology and
                          Microbiology

                     10.2 Protocol of Mutual Understanding and Support dated
                          December 13, 2001 between the Ministry of Health of the Russian Federation (the Department) and American Biogenetic Sciences, Inc.

                     10.3 Protocol of Mutual Understanding and Support dated
                          December 27, 2001 between the Ministry of Health of the Russian Federation and American Biogenetic Sciences, Inc.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               AMERICAN BIOGENETIC SCIENCES, INC.

Dated:  January 9, 2002


                               By:_________________________________
                                    Josef C. Schoell
                                    President, Chief Operating Officer and
                                    Chief Financial Officer



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